UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 15, 2005

BROWN SHOE COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)
8300 Maryland Avenue, St. Louis, Missouri 63105 (Address of Principal Executive Office)
Registrant’s telephone number, including area code: (314) 854-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 19, 2005, management Brown Shoe Company, Inc. (the “Company”) will be presenting a business overview and discussion of guidance at Bank of America’s 35th Annual Investment Conference in San Francisco at 11:00 a.m (Pacific time)/2:00 p.m. (Eastern time). The slide presentation for use in conjunction with this presentation is furnished as Exhibit 99.1 hereto and incorporated herein by reference and is available on the Company’s website, www.brownshoe.com/news/news_financial.asp, although the Company reserves the right to discontinue its availability at any time.

The presentation will also be available via webcast on the Company’s website located at www.brownshoe.com/news/news_financial.asp, although the Company reserves the right to discontinue its availability at any time.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

See exhibit index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.

Date: September 15, 2005	/s/ Michael I. Oberlander
Michael I. Oberlander
Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.         Exhibit

99.1	Slide Presentation for September 16, 2005 at the Bank of America’s 35th Annual Investment Conference